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                                                                    EXHIBIT 23.3


                       CONSENT OF INDEPENDENT ACCOUNTANTS





We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 33-43158, No. 33-79038, No. 333-09483 and No.
333-37467) of General Automation, Inc., our report dated December 9, 1996, except as to Notes 9, 13, 14 and 15, which are as of August 19, 1998, appearing on page F-2 of this Form 10-K/A.


PRICEWATERHOUSECOOPERS LLP


Costa Mesa, California
August 19, 1998